Exhibit 99.4

All-Employee Note from Antonio

Purpose: Antonio to send once press release is live

Attachments: Invites to both all-employee town halls

+++

Subject: [A Note from Our CEO] AspenTech to Acquire Emerson’s Industrial Software Businesses, Advancing Global Leadership in Industrial Software

Hi Everyone,

I have exciting news to share. For our employees in the U.S., I apologize for the holiday email, but I wanted to reach all of you as soon as possible.

Today, we announced a strategic transaction and enhanced partnership with Emerson Electric, which will further advance AspenTech’s global position in industrial software and make us even more relevant to our customers’ sustainability ambitions. The press release detailing this news and other details on the transaction can be found on our dedicated transaction website: aspentech.dealfacts.com.

[VIDEO EMBED PLACEHOLDER]

With this transaction, AspenTech will acquire Emerson’s world-class OSI Inc. and Geological Simulation Software (GSS) business. While AspenTech and Emerson will remain separate companies, AspenTech will have strong commercial and financial support from Emerson, including a new commercial alliance that will drive deeper relationships with customers by expanding the global distribution and availability of our innovative asset optimization solutions.

The transaction is structured such that Emerson’s software businesses will combine with AspenTech’s existing portfolio. AspenTech shareholders will receive approximately $6 billion in cash – or approximately $87 for each share of AspenTech common stock they own – as well as a 45% ownership stake in the combined company. In exchange, Emerson will own the remaining 55% of the combined company.

AspenTech will remain publicly traded under the same name and “AZPN” NASDAQ ticker, and will continue to be led by myself and the executive team. We are committed to our success and excited for this new phase of the journey.

The strategic rationale for this transaction is that:

•

The combined “New AspenTech” will offer a complete end-to-end software solution – expanding optimization capabilities all the way from the oil reservoir to fuels distribution in the energy supply chain and across into the chemicals value chain, including advanced power transmission and distribution management capabilities.

•	“New AspenTech” will have enhanced scale and commercial opportunities across 100+ countries with a team of 3,700-strong talented people.

•

The addition of the OSI transmission and distribution management business positions AspenTech to support the world’s carbon reduction ambitions by enabling power companies to optimize their electricity generating assets including newer and cleaner forms of renewable energy, such as solar and wind power, and also enables our customers in the process industries in their electrification efforts as they increase their focus on more sustainable operations.

•	An expanded commercial alliance will accelerate and enable the distribution and availability of AspenTech’s innovative asset optimization solutions into many industries.

•	“New AspenTech” will offer deeper capabilities in sustainability and will be attractive to a wider range of customers.

•

Employees will benefit from greater opportunities in an expanded company, and in a competitive talent market, we expect that the new AspenTech will be an even more attractive environment for highly sought-after talent committed to innovation and sustainability.

So…What Does This Mean for Our Employees?

Opportunity. This is what I am most excited about for all of us.

Our success is a direct result of your passion and dedication to our customers and colleagues around the world. “We Are AspenTech!” has been, and will continue to be, our resounding battle-cry, energized by our pride and excitement in this next phase of our journey. As we take this step, you will see more opportunities to expand your career and skills, more resources to fuel your innovation, and an even greater focus on our ability to advance digitalization to help our customers, and the world, become more sustainable for generations to come.

Operating at this new size will require all of us to adapt to new environments. While we welcome this positive change, we also remain firmly grounded in our values. Our position in the industry stems from our tireless ability to operate as a values-based organization. This is our identity. We ask that you continue to live our values as we march together in this next phase of our journey towards realizing our vision and an even brighter future.

Given the nature of this deal, little is expected to change in your day-to-day. What will change is our expanded scale and commercial opportunities. Our collective reach will also provide you with new learning opportunities that will expand your capabilities and interests. While we will retain our nimble size and ability to transform the industries we serve, we’re excited to gain both technology solutions and incredible talent that will enhance our ability to continue investing in our people.

I look forward to eventually welcoming Emerson’s OSI and GSS employees and learning more about their businesses. When the time comes, I ask that all of you similarly embrace our new team members and help integrate them into our culture by demonstrating the core values that unite and define us at AspenTech.

What Happens Next

Today’s announcement is just the first step in a months-long process to close the transaction. The transaction will be subject to shareholder and regulatory approvals, as well as other customary closing conditions.

Until then, AspenTech and Emerson’s OSI and GSS businesses will each continue to operate separately. I want to emphasize that we all need to stay focused on our day-to-day roles. Currently, it is important that you do not coordinate with Emerson employees or engage directly with them regarding the pending transaction. Similarly, we ask that you do not speak to the press or make any public comments on social media. If you receive any media inquiries, please pass their information on to Aimee Rhone (aimee.rhone@aspentech.com), whose team will be in touch with them.

I understand you may have additional questions and I look forward to discussing the announcement in greater detail with you during the scheduled Town Halls today and tomorrow, where our senior leaders will also be present to address any other follow-up questions. For our customer teams, instructions on how to handle customer inquiries will be provided in a separate document (also available on Sharepoint) and our John Hague will hold a separate leadership call for you on Tuesday.

As I have said many times, I am as excited as I have ever been about our future, and especially now as we move towards the next phase of our AspenTech journey. I want to express my gratitude on behalf of the entire management team for your continued commitment to our success over so many years. I am excited for what’s ahead!

Regards,

Antonio Pietri

President and CEO

AspenTech

###

Additional Information and Where to Find It

In connection with the proposed transaction between Emerson Electric Co. (“Emerson”) and Aspen Technology, Inc. (“AspenTech”), a subsidiary of Emerson, Emersub CX, Inc. (“new AspenTech”), will prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a combined proxy statement/prospectus of new AspenTech and AspenTech (the “Combined Proxy Statement/Prospectus”). AspenTech and new AspenTech will prepare and file the Combined Proxy Statement/Prospectus with the SEC, and AspenTech will mail the Combined Proxy Statement/Prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents AspenTech and/or new AspenTech may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS, SECURITY HOLDERS OF EMERSON AND SECURITY HOLDERS OF ASPENTECH ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE COMBINED PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND THE OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED BY ASPENTECH OR NEW ASPENTECH WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Combined Proxy Statement/Prospectus and other documents filed with the SEC by AspenTech and/or new

AspenTech without charge through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of Emerson or AspenTech:

Emerson	AspenTech

8000 West Florissant Avenue, P.O. Box 4100	20 Crosby Drive

St. Louis, MO 63136	Bedford, MA 01730

Media Relations: EmersonPR@fleishman.com www.emerson.com/en-us/investors Investor Relations: Colleen Mettler, Vice President, Investor Relations (314) 553-1705 investor.relations@emerson.com	Media Relations: Andrew Cole / Chris Kittredge / Frances Jeter Sard Verbinnen & Co. AspenTech-SVC@sardverb.com http://ir.aspentech.com/ Investor Relations: Brian Denyeau ICR Brian.Denyeau@icrinc.com

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

Emerson, AspenTech, new AspenTech and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Combined Proxy Statement/Prospectus and other relevant materials when it is filed with the SEC. Information regarding the directors and executive officers of Emerson is contained in Emerson’s proxy statement for its 2021 annual meeting of stockholders, filed with the SEC on December 11, 2020, its Annual Report on Form 10-K for the year ended September 30, 2020, which was filed with the SEC on November 16, 2020 and certain of its Current Reports filed on

Form 8-K. Information regarding the directors and executive officers of AspenTech is contained in AspenTech’s proxy statement for its 2021 annual meeting of stockholders, filed with the SEC on December 9, 2020, its Annual Report on Form 10-K for the year ended June 30, 2021, which was filed with the SEC on August 18, 2021 and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of new AspenTech following completion of the proposed transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target” or other similar words or expressions or negatives of these words, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements.

Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of AspenTech may not be obtained; (2) the risk that the proposed transaction may not be completed in the time frame expected by Emerson, AspenTech or new AspenTech, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of new AspenTech following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the industrial software business of Emerson with the business of AspenTech; (6) the ability of new AspenTech to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of new AspenTech; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (13) the ability of Emerson, AspenTech and new AspenTech to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (14) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (15) actions by third parties, including government agencies; (16) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (17) the risk that disruptions from the proposed transaction will harm Emerson’s and AspenTech’s business, including current plans and operations; (18) certain restrictions during the pendency of the acquisition that may impact Emerson’s or AspenTech’s ability to pursue certain business opportunities or strategic transactions; (19) Emerson’s, AspenTech’s and new AspenTech’s ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (20) other risk factors as detailed from time to time in Emerson’s and AspenTech’s reports filed with the SEC, including Emerson’s and AspenTech’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Combined Proxy Statement/Prospectus. While the list of factors presented here is, and the list of factors to be presented in the Combined Proxy Statement/Prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Any forward-looking statements speak only as of the date of this communication. Neither Emerson, AspenTech nor new AspenTech undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.